UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

December 14, 2006

Date of Report (Date of Earliest Event Reported)

CALIFORNIA STEEL INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State Or Other Jurisdiction Of

Incorporation Or Organization)

333-79587	33-0051150
Commission File Number	(I.R.S. Employer Identification Number)

14000 SAN BERNARDINO AVENUE FONTANA, CALIFORNIA	92335
(Address Of Principal Executive Offices)	(Zip Code)

(909) 350-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication under Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Change in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On December 14, 2006, the Board of Directors of California Steel Industries, Inc. (“Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

PwC will continue as the independent registered public accounting firm for the Company until PwC completes its procedures on (i) the financial statements of the Company as of and for the fiscal year ending December 31, 2006 and (ii) the Company’s Form 10-K in which such financial statements will be included.

PwC’s reports on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and 2004 and through December 14, 2006, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in connection with their reports on the Company’s financial statements for such years.

During the fiscal years ended December 31, 2005 and 2004 and through December 14, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the above disclosures and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the PwC letter dated December 14, 2006 is attached to this report as Exhibit 16.1.

(b) New independent registered public accounting firm

On December 14, 2006, the Board of Directors approved the appointment of a new registered public accounting firm as the Company’s independent registered public accounting firm for the year ending December 31, 2007, however, acceptance of such appointment is subject to completion of such firm’s client intake procedure. The Company will announce the appointment upon formal acceptance by such firm via an amendment to this Form 8-K. During the years ended December 31, 2005 and 2004 and through December 14, 2006, there were no consultations with such firm pursuant to Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Letter from PwC to the Securities and Exchange Commission, dated December 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 14, 2006	CALIFORNIA STEEL INDUSTRIES, INC.

	By:	/s/ MASAKAZU KURUSHIMA
Masakazu Kurushima, President and Chief Executive Officer